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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    _________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 7, 2003
                                                           -------------

                           Commonwealth Edison Company
                           ---------------------------
             (Exact Name of Registrant as Specified in Its Charter)

               Illinois                            1-1839                       36-0938600
               --------                            ------                       ----------
     (State or Other Jurisdiction         (Commission File Number)             (IRS Employer
           of Incorporation)                                                Identification No.)


       10 South Dearborn Street - 37th Floor
       P.O. Box 805379
       Chicago, Illinois                                                         60680-5379
   (Address of Principal Executive Offices)                                      (Zip Code)

Registrant's telephone number, including area code: (312) 394-4321
                                                    --------------


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

     On April 7, 2003, Commonwealth Edison Company (the "Company") sold $395,000,000 aggregate principal amount of First Mortgage 4.70% Bonds, Series 101, Due April 15, 2015 (the "Bonds") pursuant to an Underwriting Agreement, dated as of March 31, 2003 (the "Underwriting Agreement"), between the Company and ABN AMRO Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the Representatives of the Underwriters named therein. The Underwriting Agreement is attached to this report as Exhibit 1.1.

     Also attached to this report as Exhibit 4.4 is the Supplemental Indenture, dated as of March 14, 2003, to the Company's Mortgage dated July 1, 1923, creating the Bonds.

     In connection with the issuance of the Bonds, Sidley Austin Brown & Wood provided the Company with the legal opinion attached to this report as Exhibit 5.1.

     The Bonds were registered under the Securities Act of 1933, as amended, pursuant to the Company's Registration Statement on Form S-3 (Registration No. 333-99363), which was declared effective by the Securities and Exchange Commission on January 13, 2003.

Item 7. Financial Statements and Exhibits.

     (c) The exhibits accompanying this report are listed in the accompanying
Exhibit Index.

                                       2

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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Commonwealth Edison Company

Date:  April 7, 2003                   By: /s/ J. Barry Mitchell
                                           ---------------------
                                           J. Barry Mitchell
                                           Vice President and Treasurer

                                       3

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                                  Exhibit Index

     The following exhibits are filed herewith and are exhibits to the Registration Statement on Form S-3, Registration No. 333-99363, as noted below:

                  Registration
8-K               Statement
Exhibit No.       Exhibit No.       Description
-----------       -----------       -----------

1.1               1-1-1             Underwriting Agreement, dated as of March
                                    31, 2003, between Commonwealth Edison
                                    Company and ABN AMRO Incorporated and
                                    Merrill Lynch, Pierce, Fenner & Smith
                                    Incorporated, as the Representatives of the Underwriters named therein.

4.4               4-4-1             Supplemental Indenture, dated as of March
                                    14, 2003.

5.1               5-1-2             Opinion of Sidley Austin Brown & Wood.